                                                                EXHIBIT (13)(b)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

           Registrant Name                     File Nos.
           ---------------                     ----------------------
           AGL SEPARATE ACCOUNT VL-R           333-118318 / 811-08561
                                               333-109613 / 811-08561
                                               333-103361 / 811-08561
                                               333-82982 / 811-08561
                                               333-80191 / 811-08561
                                               333-65170 / 811-08561
                                               333-43264 / 811-08561

           AGL SEPARATE ACCOUNT D              333-109206 / 811-02441
                                               333-25549 / 811-02441

           AGL SEPARATE ACCOUNT VUL-2          333-102300 / 811-06366
                                               333-102299 / 811-06366

MERTON BERNARD AIDINOFF                Director            October 21, 2005
------------------------------
MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                     Director             June 19, 2006
------------------------------
CHARLES H. DANGELO

JOHN QUINLAN DOYLE              Director and President     October 21, 2005
------------------------------
JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER                  Director             June 19, 2006
------------------------------
NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS                      Director             June 19, 2006
------------------------------
DAVID NEIL FIELDS

KENNETH VINCENT HARKINS                Director             June 19, 2006
------------------------------
KENNETH VINCENT HARKINS

DAVID LAWRENCE HERZOG                  Director            October 21, 2005
------------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                    Director            October 21, 2005
------------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR            Director and Chairman      October 21, 2005
------------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                         Director            October 21, 2005
------------------------------
WIN JAY NEUGER

ROBERT MICHAEL SANDLER                 Director            October 21, 2005
------------------------------
ROBERT MICHAEL SANDLER

ROBERT S. SCHIMEK               Director, Senior Vice      October 21, 2005
------------------------------  President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                    Director            October 21, 2005
------------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                 Director            October 21, 2005
------------------------------
NICHOLAS CHARLES WALSH